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                                  EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the inclusion in this Registration Statement on Form S-1 of our report dated February 26, 1999 on our audit of the financial statement of Beachside Commons I, Inc. and of our reports dated March 16, 1999 on our audit of the financial statements of Lahaina Acquisitions, Inc. We also consent to the reference to our firm under the caption "Experts."



                                                      /s/ Kenneth R. Walters
                                                      ------------------------
                                                      Kenneth R. Walters, P.A.


Fernandina Beach, Florida
March 16, 1999